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                                                                                               EXHIBIT 99
                                        SOUTHWEST GAS CORPORATION
                                      SUMMARY STATEMENTS OF INCOME
                                (In thousands, except per share amounts)
                                               (Unaudited)

                                                          THREE MONTHS ENDED       TWELVE MONTHS ENDED
                                                              MARCH 31,                 MARCH 31,
                                                       ------------------------- -------------------------
                                                          2000         1999         2000         1999
----------------------------------------------------------------------------------------------------------
Gas operating revenues                                   $267,079      $279,110     $779,124     $804,344
Net cost of gas sold                                      123,504       135,886      317,649      344,748
----------------------------------------------------------------------------------------------------------
Operating margin                                          143,575       143,224      461,475      459,596
Operations and maintenance expenses                        57,327        53,566      225,019      211,888
Depreciation, amortization, and general taxes              31,089        29,123      117,830      113,726
----------------------------------------------------------------------------------------------------------
Operating income                                           55,159        60,535      118,626      133,982
Net interest deductions                                    16,387        14,632       63,352       60,891
Preferred securities distribution                           1,369         1,369        5,475        5,475
----------------------------------------------------------------------------------------------------------
Pretax utility income                                      37,403        44,534       49,799       67,616
Utility income tax expense                                 13,369        17,385       16,382       28,595
----------------------------------------------------------------------------------------------------------
Net utility income                                         24,034        27,149       33,417       39,021
Other income (expense), net                                   330           (84)        (645)      (2,783)
----------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                24,364        27,065       32,772       36,238
Contribution to net income - construction services            834         1,201        3,470        3,612
----------------------------------------------------------------------------------------------------------
Net income                                               $ 25,198      $ 28,266     $ 36,242     $ 39,850
==========================================================================================================

Earnings per share - gas operations                      $   0.78      $   0.89     $   1.06     $   1.24
Earnings per share - construction services                   0.03          0.04         0.11         0.12
----------------------------------------------------------------------------------------------------------
Basic earnings per share                                 $   0.81      $   0.93     $   1.17     $   1.36
==========================================================================================================
Diluted earnings per share                               $   0.80      $   0.92     $  1.16      $   1.35
==========================================================================================================

Average outstanding common shares                          31,140        30,497       30,934       29,363
Average shares outstanding (assuming dilution)             31,302        30,753       31,186       29,591

                               See Notes to Summary Financial Statements.
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

                                  SOUTHWEST GAS CORPORATION
                                    SUMMARY BALANCE SHEET
                                      AT MARCH 31, 2000
                                       (In thousands)
                                         (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                        $ 1,568,685
  Construction work in progress                                          30,876
                                                                    ------------
    Net utility plant                                                 1,599,561
                                                                    ------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                         30,542
  Other                                                                  45,500
                                                                    ------------
    Total other property and investments                                 76,042
                                                                    ------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                      9,780
  Receivables - less reserve of $2,186 for uncollectibles                66,561
  Accrued utility revenue                                                33,373
  Deferred purchased gas costs                                            4,135
  Other                                                                  34,932
                                                                    ------------
    Total current and accrued assets                                    148,781
                                                                    ------------
DEFERRED DEBITS
  Unamortized debt expense                                               19,182
  Other deferred debits                                                  23,905
                                                                    ------------
    Total deferred debits                                                43,087
                                                                    ------------
    TOTAL ASSETS                                                    $ 1,867,471
                                                                    ============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 31,230 shares outstanding          $   477,185
    Retained earnings                                                    52,312
                                                                    ------------
      Total common stockholders' equity                                 529,497          36.9 %
  Preferred securities of Southwest Gas Capital I, 9.125%                60,000           4.2
  Long-term debt - NOTE 2                                               846,624          58.9
                                                                    ------------      -----------
      Total capitalization                                            1,436,121         100.0 %
                                                                    ------------      ===========

CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                           5,000
  Accounts payable                                                       50,410
  Customer deposits                                                      28,260
  Taxes accrued (including income taxes)                                 63,089
  Other                                                                  53,422
                                                                    ------------
      Total current and accrued liabilities                             200,181
                                                                    ------------
DEFERRED CREDITS
  Deferred investment tax credits                                        16,186
  Deferred income taxes                                                 160,859
  Other                                                                  54,124
                                                                    ------------
      Total deferred credits                                            231,169
                                                                    ------------
      TOTAL CAPITALIZATION AND LIABILITIES                          $ 1,867,471
                                                                    ============


                           See Notes to Summary Financial Statements.
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

                         SOUTHWEST GAS CORPORATION
                      SUMMARY STATEMENT OF CASH FLOWS
                     THREE MONTHS ENDED MARCH 31, 2000
                               (In thousands)
                                (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                    $     25,198
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                   23,416
      Change in receivables and payables                              17,004
      Change in gas cost related balancing items                       4,916
      Change in accrued taxes                                         22,120
      Change in deferred taxes                                        (1,383)
      Allowance for funds used during construction                      (362)
      Other                                                            3,848
                                                                -------------

       Net cash provided by operating activities                      94,757
                                                                -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                          (40,786)
  Other                                                                 (380)
                                                                -------------

       Net cash used in investing activities                         (41,166)
                                                                -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                    5,308
  Dividends paid                                                      (6,384)
  Change in notes payable                                            (56,000)
  Long-term debt issuances, net                                        1,000
                                                                -------------

       Net cash used in financing activities                         (56,076)
                                                                -------------

Change in cash and temporary cash investments                         (2,485)
Cash at beginning of period                                           12,265
                                                                -------------

Cash at end of period                                           $      9,780
                                                                =============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                       $     16,221
Income taxes, net of refunds                                    $         51

                 See Notes to Summary Financial Statements.
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
                                           SOUTHWEST GAS CORPORATION
                                     NOTES TO SUMMARY FINANCIAL STATEMENTS
                                                (In thousands)
                                                  (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

      The summary financial statements have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

      Revolving credit facility, variable rate                                              $   200,000
      Debentures and notes:
         Debentures, 9.75% series F, due 2002                                                   100,000
         Debentures, 7.50% series, due 2006                                                      75,000
         Debentures, 8% series, due 2026                                                         75,000
         Medium-term notes, 7.59% series, due 2017                                               25,000
         Medium-term notes, 7.78% series, due 2022                                               25,000
         Medium-term notes, 7.92% series, due 2027                                               25,000
         Medium-term notes, 6.89% series, due 2007                                               17,500
         Medium-term notes, 6.76% series, due 2027                                                7,500
         Medium-term notes, 6.27% series, due 2008                                               25,000
      Industrial development revenue bonds:
         7.30% 1992 Series A, due 2027                                                           30,000
         7.50% 1992 Series B, due 2032                                                          100,000
         6.50% 1993 Series A, due 2033                                                           75,000
         Variable-rate bonds, 1993 Series A, due 2028 - net of funds held in trust               38,117
         6.10% 1999 Series A, due 2038                                                           12,410
         Variable-rate bonds, 1999 Taxable Series B, due 2038                                    22,590
      Unamortized discount on long-term debt                                                     (6,493)
                                                                                            ------------

      TOTAL LONG-TERM DEBT                                                                  $   846,624
                                                                                            ============

      ESTIMATED CURRENT MATURITIES                                                          $         -
                                                                                            ============

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
                            SOUTHWEST GAS CORPORATION
                            SELECTED STATISTICAL DATA
                                 MARCH 31, 2000


FINANCIAL STATISTICS
Market value to book value per share at quarter end                      112%
Twelve months to date return on equity  -- total company                 7.2%
                                        -- gas segment                   6.9%
Common stock dividend yield at quarter end                               4.3%

GAS OPERATIONS SEGMENT
                                                                                                   Authorized
                                                                 Authorized       Authorized       Return on
                                                                 Rate Base          Rate of          Common
Rate Jurisdiction                                              (In thousands)       Return           Equity
---------------------------                                   ----------------  ---------------  ---------------
Arizona (1)                                                   $       541,104             9.38 %          11.25 %
Southern Nevada (1)                                                   237,165             9.50            11.55
Northern Nevada (1)                                                    63,986             9.67            11.55
Southern California                                                    69,486             9.94            11.35
Northern California                                                    23,741            10.02            11.35
Paiute Pipeline Company (1)                                            72,054             9.69            11.60

  (1) Estimated amounts based on rate case settlements.
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

SYSTEM THROUGHPUT BY CUSTOMER CLASS                                  THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                          MARCH 31,                        MARCH 31,
                                                               -------------------------------- ---------------------------------
                       (In dekatherms)                              2000            1999             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Residential                                                        25,304,315       25,609,991       55,145,073       56,355,757
Small commercial                                                    9,866,297        9,869,700       26,599,623       26,558,059
Large commercial                                                    1,492,823        1,866,347        5,883,039        7,741,455
Industrial / Other                                                  2,696,920        2,458,566       15,668,918       16,787,587
Transportation                                                     29,685,555       28,100,075      120,271,426      106,430,195
---------------------------------------------------------------------------------------------------------------------------------
Total system throughput                                            69,045,910       67,904,679      223,568,079      213,873,053
=================================================================================================================================


HEATING DEGREE DAY COMPARISON
---------------------------------------------------------------------------------------------------------------------------------
Actual                                                             1,007            1,051            1,882            2,073
Ten-year average                                                   1,103            1,133            1,998            2,014
=================================================================================================================================
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